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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated March 30, 2001 in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of WebGain, Inc. for the registration of shares of its common stock.



                                                               ERNST & YOUNG LLP


Palo Alto, California
May 16, 2001